EXHIBIT 10.16

LETTER AMENDMENT AND WAIVER NO. 5

Dated as of March 12, 2002

To the Lenders and the Agent
referred to below

Ladies and Gentlemen:

Specialty Retailers (TX) LP

      We refer to the Credit Agreement dated as of August 24, 2001, as amended by Waiver Letter No. 1 dated as of September 23, 2001, Waiver Letter No. 2 dated as of October 23, 2001, Waiver Letter No. 3 dated as of November 23, 2001 and Letter Amendment and Waiver No. 4 dated as of January 24, 2002 (as so amended, and as otherwise amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among Specialty Retailers (TX) LP, as Borrower (the "Borrower"), Stage Stores, Inc., as Parent Guarantor (the "Parent Guarantor", and collectively with the Borrower and its other Subsidiaries, the "Company"), the Lender Parties party thereto (the "Lenders"), Citicorp USA, Inc., as Administrative Agent and as Collateral Agent for the Lender Parties (the "Agent"), and Salomon Smith Barney Inc., as Arranger and Book Manager.

      The undersigned hereby request the approval of the Required Lenders to (i) amend Section 5.02(g) of the Credit Agreement to permit the Parent Guarantor to repurchase its capital stock solely during the Fiscal Year 2002 in an aggregate amount of up to $25 million, (ii) amend Section 5.02(o) of the Credit Agreement to increase the amount of Capital Expenditures permitted to be made during the Fiscal Year 2002 to an aggregate amount of up to $45 million and (iii) waive any default arising under Section 5.02(i) in connection with the proposed change in the Company's method of reporting inventory from a last-in first-out ("LIFO") basis to a first-in first-out ("FIFO") basis.

      It is hereby agreed by you and us that, effective as of the date of this letter amendment and waiver (this "Letter Amendment and Waiver No. 5"), the Credit Agreement is hereby amended as follows:

      (a)      Section 5.02(g) is amended by (i) deleting the reference to clause "(iii)" contained in the first sentence thereof and replacing it with a reference to clause "(iv)", (ii) deleting the period at the end of clause "(iii)" thereof and replacing it with ", and" and (iii) inserting a new clause "(iv)" to read as follows:

                "(iv) the Parent Guarantor may repurchase capital stock of the Parent Guarantor solely during the Fiscal Year 2002 in an aggregate amount of up to $25,000,000 pursuant to a plan to be adopted by the Board of Directors of the Parent Guarantor and implemented in compliance with the safe harbor provisions of Rule 10b-18 promulgated under the Securities Act of 1934, as amended."; and

      (b)      Section 5.02(o) is amended by deleting the figure "$25,000,000" contained opposite the reference to Fiscal Year 2002 in the table thereof and replacing it with the figure "$45,000,000".

      It is hereby further agreed by you and us that, effective as of the date of this Letter Amendment and Waiver No. 5, subject to receipt by the Parent Guarantor of a "preferability letter", if required, from Deloitte & Touche, LLP, any default arising under Section 5.02(i) in connection with the proposed change in the Company's method of reporting inventory from LIFO to FIFO is hereby permanently waived.

      On the date that the Board of Directors of the Parent Guarantor approves a plan in connection with the repurchase of stock referred to in Section 5.02(g)(iv) of the Credit Agreement, as amended hereby, the Borrower shall pay to the Agent for the account of each Lender that has executed a counterpart of this Letter Amendment and Waiver No. 5 on or prior to the date of effectiveness hereof, a fee (the "Stock Repurchase Fee") equal to 0.125% of the sum of such Lender's outstanding Working Capital Commitment as of the date hereof. Upon the failure of the Borrower to pay the Stock Repurchase Fee in accordance with the immediately preceding sentence, this amendment shall forthwith cease to be effective with respect to Section 5.02(g) of the Credit Agreement.

      This Letter Amendment and Waiver No. 5 shall become effective as of the date first above written when, and only when, (x) the Agent shall have received counterparts of this Letter Amendment and Waiver No. 5 executed by the Borrower, the Parent Guarantor and the Required Lenders or, as to any of such Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment and Waiver No. 5, and the consent and agreement attached hereto executed by each Subsidiary Guarantor and (y) the Borrower shall have paid all fees, costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Letter Amendment and Waiver No. 5 (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement. This Letter Amendment and Waiver No. 5 is subject to the provisions of Section 9.01 of the Credit Agreement.

      On and after the date on which this Letter Amendment and Waiver No. 5 become effective, each reference in the Credit Agreement and each other Loan Document to "this Agreement", "the Credit Agreement", "hereunder", "thereunder", "hereof", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment and Waiver No. 5.

      The Credit Agreement and each other Loan Document is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment and Waiver No. 5 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

      This Letter Amendment and Waiver No. 5 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment and Waiver No. 5 by telecopier shall be as effective as delivery of a manually executed counterpart of this Letter Amendment and Waiver No. 5. This Letter Amendment and Waiver No. 5 shall be governed by, and construed in accordance with, the laws of the State of New York.

      If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of the attached agreement to this Letter Amendment and Waiver No. 5.

                                                                                 Very truly yours,

                                                                                SPECIALTY RETAILERS (TX) LP,
                                                                                as Borrower

                                                                                By: /s/ Richard E. Stasyszen

                                                                                Title: Senior Vice President-Finance & Controller

                                                                                STAGE STORES, INC.,

                                                                                as Parent Guarantor

                                                                                By: /s/ Richard E. Stasyszen

                                                                                Title: Senior Vice President-Finance & Controller

The foregoing Letter Amendment and Waiver No. 5 dated as of March 12, 2002 from the Borrower and the Parent Guarantor is agreed to as of such date:

                                                                                CITICORP USA, INC., as Administrative Agent

                                                                                By __/s/ Michael M. Schad

                                                                                Title: Assistant Vice President

                                                      Lenders:

                                                                                CITIBANK, N.A., as Initial Lender and Initial Issuing Bank

                                                                                By __/s/ Michael M. Schadt

                                                                                Title: Assistant Vice President

                                                                                THE CIT GROUP/BUSINESS CREDIT, INC.

                                                                                By __/s/ Steven Schuitt
                                                                                Title: Vice President

                                                                                FLEET RETAIL FINANCE, INC.

                                                                                By __/s/ Daniel Platt
                                                                                Title: Assistant Vice President

                                                                                FOOTHILL CAPITAL CORPORATION

                                                                                By __/s/ Elizabeth Manning
                                                                                Title:

                                                                                GMAC COMMERCIAL CREDIT LLC

                                                                                By __/s/ Frank Imperato
                                                                                Title: Senior Vice President

                                                                                HELLER FINANCIAL, INC.

                                                                                By ______________________________
                                                                                Title:

                                                                                IBJ WHITEHALL FINANCIAL GROUP

                                                                                By __/s/ John C. Lorenz
                                                                                Title: Vice President

                                                                                NATIONAL CITY COMMERCIAL FINANCE, INC.

                                                                                By __G. A. Godec
                                                                                Title: Senior Vice President

CONSENT AND AGREEMENT

Dated as of March 12, 2002

      Each of the undersigned, as a Guarantor under the Subsidiary Guaranty dated as of August 24, 2001 (the "Subsidiary Guaranty"), in favor of the Secured Parties (as such term is defined in the Credit Agreement), hereby consents and agrees to the foregoing Letter Amendment and Waiver No. 5, and also agrees that notwithstanding the effectiveness of such Letter Amendment and Waiver No. 5, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Letter Amendment and Waiver No. 5, each reference in the Subsidiary Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as modified by such Letter Amendment and Waiver No. 5.

                                                                                 GNB HOLDING CO., INC.

                                                                                By /s/ Richard E. Stasyszen
                                                                                Title: Senior Vice President-Finance & Controller

                                                                                 SPECIALTY RETAILERS, INC.

                                                                                By /s/ Richard E. Stasyszen
                                                                                Title: Senior Vice President-Finance & Controller

                                                                                 SRI LIMITED PARTNER LLC

                                                                                By /s/ Mark L. Ferrucci
                                                                                Title: Manager

                                                                                 SRI GENERAL PARTNER LLC

                                                                                By /s/ Richard E. Stasyszen
                                                                                Title: Manager